AMENDMENT TO EMPLOYMENT AGREEMENT


     The Employment Agreement (the "Agreement") dated July 7, 1998 by and between Meritage Corporation (formerly Monterey Homes Corporation) and Steven Hafener, is hereby modified as follows:

     The performance bonus contained in paragraph 5 of the Agreement shall be calculated and paid on a calendar year basis. The first bonus due shall be for the period from July 1, 1998 to December 31, 1998 and shall be payable prior to June 30, 1999. Thereafter, each bonus shall be calculated on a calendar year basis, payable within 60 days of the calendar year end.

     All other terms of the Employment Agreement remain in full force and affect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement or caused this Amendment to the Agreement to be duly executed on their respective behalf, by their respective officers thereto duly authorized, all as of June 10, 1999.


                                        MERITAGE CORPORATION, a
                                        Maryland corporation



                                        By: /s/ LARRY W. SEAY
                                            ------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Its: Vice President Finance & CFO
                                             -----------------------------------


                                        /s/ STEVE HAFENER
                                        ----------------------------------------
                                        Steve Hafener



                                        SH CAPITAL, INC., a
                                        California corporation
                                        for the limited purpose of acknowledging and agreeing to the provisions of
                                        Section 16


                                        By: /s/ STEVE HAFENER
                                            ------------------------------------
                                        Name: Steve Hafener
                                             -----------------------------------
                                        Its: President
                                            ------------------------------------